ORDINARY SHARES

WCRX

INCORPORATED UNDER THE LAWS OF IRELAND

WARNER CHILCOTT

ORDINARY SHARES

CUSIP G94368 10 0

SEE REVERSE FOR CERTAIN DEFINITIONS

WARNER CHILCOTT PUBLIC LIMITED COMPANY

This Certifies that

is the registered holder of

FULLY PAID AND NONASSESSABLE ORDINARY SHARES, PAR VALUE $0.01 PER SHARE, OF

WARNER CHILCOTT PUBLIC LIMITED COMPANY

CERTIFICATE OF STOCK

(hereinafter called the "Company"). Given under the Common Seal of the Company.

Dated

COMPANY SECRETARY

Warner Chilcott Public Limited Company

CHIEF EXECUTIVE OFFICER, PRESIDENT AND DIRECTOR

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

WARNER CHILCOTT PUBLIC LIMITED COMPANY

The Company will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Company or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– __________ Custodian __________
(Cust) (Minor)
under Uniform Gifts to Minors
Act __________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____
(PLEASE PRINT OR TYPEWRITE NAME, OCCUPATION/CORPORATE STATUS AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *ordinary*
(PLEASE PRINT THE NUMBER OF SHARES TRANSFERRED IN WORDS AND NUMBERS)

shares, par value $0.01 per share, of the share capital of Warner Chilcott public limited company represented by the within Certificate in consideration of $ __________
(PLEASE PRINT CONSIDERATION)
and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated __________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Address: __________________

Occupation/Corporate Status: __________________

Witness: __________________

Address: __________________

Occupation: __________________

Signature(s) Guaranteed:

____

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.